Share capital	12 Months Ended
Dec. 31, 2025
Disclosure of classes of share capital [abstract]
Share capital [Text Block]

25. Share capital

(a) Preference shares:

Authorized: Unlimited preference shares without par value.

Issued and fully paid: Nil.

(b) Common shares:

Authorized: Unlimited common shares without par value.

Issued and fully paid:

	Year ended Dec. 31, 2025		Year ended Dec. 31, 2024
	Common shares	Amount	Common shares	Amount
Balance, beginning of year	394,932,374	$2,641.3	350,728,536	$2,240.2
Equity issuance, net of issuance costs	465,394	4.2	42,366,000	386.2
Flow through shares, net of share issuance costs and implied premium	887,000	13.7	968,900	8.6
Exercise of options	478,755	4.1	482,029	3.6
Exercise of warrants	70,708	0.5	386,909	2.7
Tax adjustments in respect of prior years	-	4.4	-	-
Balance, end of the year	396,834,231	$2,668.2	394,932,374	$2,641.3

Equity issuance

On June 24, 2025, the Company closed a private placement deal to issue 465,394 common shares at a price of C$13.30 per Common Share for aggregate gross proceeds of $4.5 million. Associated with the private placement were $0.3 million of share issuance costs resulting in net equity raised of $4.2 million. The net proceeds of this private placement were used to fund the $4.5 million cash consideration on closing of the acquisition of MMC's 25% interest in CMBC (note 5).

On May 24, 2024, the Company closed an equity financing with a syndicate of underwriters ("the Offering"). Pursuant to the Offering, the Underwriters purchased on a bought deal basis from the Company a total of 42,366,000 common shares at a price of $9.50 per Common Share for aggregate gross proceeds of $402.5 million. Transaction costs related to the Offering were $16.1 million resulting in net proceeds to the Company of $386.4 million. Associated with the Offering were $0.2 million of share issuance costs resulting in net equity raised of $386.2 million.

Flow-through share financing

During the year ended December 31, 2025, the Company completed a Canadian Exploration Expense ("CEE") flow-through financing. The Company issued 887,000 common shares for proceeds, net of transaction costs, of $22.6 million. The implied premium on the flow-through shares of $8.9 million was recorded as a flow-through share liability. The flow-through share liability will be recognized in earnings as eligible expenditures are made. As at December 31, 2025, $1.3 million of flow-through share liability was renounced and recognized in other expenses (note 6e) on the consolidated statements of income.

During the year ended December 31, 2024, the Company completed a Canadian Development Expense ("CDE") and CEE flow-through financing. The Company issued 968,900 common shares for proceeds, net of transaction costs, of $11.8 million. The implied premium on the flow-through shares of $3.2 million was recorded as a flow-through share liability. During the year December 31, 2025, the Company renounced the flow-through share liability recognized in 2024 pursuant to incurring qualified expenditures.

Dividends

During the year ended December 31, 2025, the Company declared two semi-annual dividends of C$0.01 per share. The Company paid $2.8 million and $2.8 million in dividends on March 21, 2025 and September 19, 2025 to shareholders of record as of March 4, 2025 and September 2, 2025.

During the year ended December 31, 2024, the Company declared two semi-annual dividends of C$0.01 per share. The Company paid $2.6 million and $2.9 million in dividends on March 22, 2024 and September 20, 2024 to shareholders of record as of March 5, 2024 and September 3, 2024.